SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   December 10, 2003

                                                                           ARCHSTONE-SMITH TRUST
                                                         (Exact Name of Registrant as Specified in its Charter)

                                                                                             Maryland
                                                              (State or Other Jurisdiction of Incorporation)

                                         1-16755
                                                                                    (Commission File Number)

                                  84-1592064
                                                                              (I.R.S. Employer Identification No.)

                9200 E. Panorama Circle, Suite 400, Englewood, CO                               80112
                 (Address of Principal Executive Offices)                                           (Zip Code)

                                                                                    (303) 708-5959
                                               (Registrant’s Telephone Number, Including Area Code)

Item 11.                 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

            On December 10, 2003, Archstone-Smith Trust informed its trustees and executive officers of a blackout on trading was being imposed in its 401(k) Savings Plan beginning on January 8, 2003.  The Company is providing this notice at least 15 calendar days prior the expected beginning date of the blackout period.  A copy of the notice distributed to trustees and executive officers is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

                (a)  Financial Statements of Businesses Acquired.
                        None

                (b)  Pro Forma Financial Statements.
                        None

                (c)  Exhibits.

Exhibit No.	Document Description
99.1

Notice dated December 10, 2003 to the Board of Trustees and Executive Officers of Archstone-Smith Trust from Erin McMahon regarding the Notice of Blackout on Trading for Section 16(b) Filers: January 8, 2004 Through January 16, 2004

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                           ARCHSTONE-SMITH TRUST

Dated: December 10, 2003                                                             By:    /s/ Caroline Brower
                                                                                                            Caroline Brower
                                                                                                           Executive Vice President – General
                                                                                                           Counsel

EXHIBIT INDEX

99.1

Notice dated December 10, 2003 to the Board of Trustees and Executive Officers of Archstone Smith Trust from Erin McMahon regarding the Notice of Blackout on Trading for Section 16(b) Filers: January 8, 2004 Through January 16, 2004